Exhibit 10.13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THAT INFORMATION AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO PROCESSING AGREEMENT

 This FIRST AMENDMENT TO PROCESSING AGREEMENT (1st Amendment") is entered into effective this 1st day of November, 2013 ("Effective Date") by and between Vertex Energy, Inc., a Texas Corporation having an office at 200 Atlantic Pipeline Road ("CUSTOMER") and KMTEX LLC, Texas Limited Liability Corporation, having an office at 333 North Sam Houston Parkway East, Suite 1250, Houston, Texas 77060 ("KMTEX").
WITNESSETH

WHEREAS, effective July 1, 2012, CUSTOMER and KMTEX entered into an agreement for the processing of certain petroleum distillates ("Processing Agreement");

WHEREAS, CUSTOMER and KMTEX wish to revise the term and fee schedule of the Processing Agreement;

NOW THEREFORE, these premises considered, the parties agree to amend the Processing Agreement as follows:

1. Section 2.1 of the Agreement under Article 2 entitled Term and Termination will be deleted in its entirety and the following substituted in its place:

Section 2.1	This agreement commences on the Effective Date and its Initial Term shall expire on December 31, 2015, subject to the other provisions in this Agreement, or as otherwise agreed to by the Parties.

2. Attachment D entitled Fees & Quantities will be deleted in its entirety and the following substituted in its place:

Attachment-D- Fees & Quantities

•	PYGAS FEED
	o	Processing fee: [***] per pound of Pygas Feed processed.
• Includes a dedicated [***] barrel tank for Pygas feed, a [***] barrel tank for overheads, and a [***] barrel tank for Heavy's/Bottoms/Cutter Stock products. These tanks will be provided at no charge as long as a minimum cumulative throughput of [***] barrels of material is processed quarterly. In the event the throughput falls below target, KMTEX reserves the right to charge tank rental or designate the tanks for other service.

•	VSR FEED
	o	Processing Fee: [***] per pound of VSR Feed processed. In the event that the processing rates of a feed material are significantly reduced due to a change in composition that directly effects processing, KMTEX reserves the right to renegotiate the processing fee of that particular feed material.

•	Tank rental rates to support VSR Feed processing as follows:

•	[***] /month for the following tanks:
o	VSR Feed: [***] or [***] barrel tank
o	VSR Feed: [***] or [***] barrel tank
o	VSR Bottoms: Cumulative [***] gallons of storage

•	CAPITAL INVESTMENT IN KMTEX DISTILLATION COLUMN 401 (C401)
o	Capital Payment: CUSTOMER will pay KMTEX a total of [***] to partially fund the construction of KMTEX distillation column 401. CUSTOMER will pay KMTEX on the following schedule:
• October 2013: [***]
• November 2013: [***]
• December 2013: [***]
• January 2014: [***]
• February 2014: [***]
• March 2014: [***]
• April 2014: [***]
• May 2014: [***]

	o	KMTEX Commitment: Once the construction of C401 is complete and provided that CUSTOMER is able to supply enough feed for processing, KMTEX will commit to processing a minimum of [***] barrels of total feed material for CUSTOMER each month by utilizing D401 and other available distillation columns at KMTEX.
		•	KMTEX guarantees that it will be a priority to utilize C401 as a unit to process CUSTOMER's feed. In the event that CUSTOMER does not have feed available to run on C401 or available tankage to support processing feed on C401, KMTEX reserves the right to utilize C401 to process other feed.

•	ADDITIONAL STORAGE TANK
	o	Rental Commitment: KMTEX will build a [***] barrel carbon steel tank. Upon completion of construction of the tank, CUSTOMER will commit pay [***] per month for the duration of thisAgreement for utilization of the new [***] barrel tank.

•	GENERAL TERMS:
	o	KMTEX will terminal, accumulate and blend materials and charge for tank rental and handling.
		•	In and out charges for additional terminalled product as follows:
		•		[***] per tank truck of incoming unprocessed material
		•		[***] per railcar unloaded of unprocessed material
		•	Wet, low flash fuel: Either KMTEX (at a cost plus basis) or CUSTOMER will handle the proper disposal of the water co-product from this processing.
	•	Tank rental rates as follows
			•	[***] /month ([***] /day) for an [***] barrel tank
			•	[***] /month ([***] /day) for a [***] barrel tank
			•	[***] /month ([***] /day) for a [***] gallon tank
			•	[***] /month ([***] /day) for a [***] gallon tank

o	Regarding Additives
	•	All additives being delivered to KMTEX will have to be scheduled with the KMTEX logistics department and an unloading time assigned.
	•	All additives will have to be labeled with CUSTOMER name on the side of the drum / tote.
	•	There will be a charge of one dollar per gallon for each additive administered with a minimum charge of [***] for each additive.
	•	It will be the responsibility of the CUSTOMER for the disposal of their empty drums. In the event that KMTEX has to dispose of any drums, there will be a charge of [***] per drum.

o Anytime CUSTOMER requests a nitrogen roll on a take there will be a charge of [***] per hour.

3. Miscellaneous

All other provisions of the Processing Agreement not specifically amended herein shall remain the same and shall be in full force and effect.

This 1st Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument.

WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized representative on this the 8th day of October 2010 but effective on July 1, 2010.

VERTEX ENERGY, INC.

By: /s/ Gregory Wallace
Name: Gregory Wallace
Title: VP

KMTEX Ltd.

By: /s/ Will Baker
Name: Will Baker
Title: Regional Manager